COMPASS 2 AND 3 VARIABLE ACCOUNTS:

CAPITAL APPRECIATION VARIABLE ACCOUNT        GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT       HIGH YIELD VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT                MONEY MARKET VARIABLE ACCOUNT

                      Supplement to the Current Prospectus

Effective immediately, the third paragraph under the caption "Net Investment Factor" in the Section entitled "Purchase Payments and Contract Values During Accumulation Period" in the prospectus of the above-referenced accounts is replaced in its entirety by the following:

The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account's assets is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday.

To determine net asset value, each Variable Account's investments, except Money Market Variable Account, for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Managers has delegated primary responsibility for determining or causing to be determined the value of the Variable Accounts' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board of Managers. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Managers.

Under the Variable Accounts' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the Variable Account's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the Variable Accounts, net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the Variable Accounts' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the Variable Accounts' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the Variable Accounts' net asset value may differ from quoted or published prices for the same investments. To determine net asset value, MMVA's investments are generally valued at amortized cost.


                  The date of this supplement is April 1, 2006.